Exhibit 99.1

MGM RESORTS INTERNATIONAL STATEMENT ON

CYBERSECURITY ISSUE

Las Vegas, September 12, 2023 – MGM Resorts International (the “Company” or “MGM Resorts”) today issued the following statement:

“MGM Resorts recently identified a cybersecurity issue affecting certain of the Company’s systems. Promptly after detecting the issue, we began an investigation with assistance from leading external cybersecurity experts. We also notified law enforcement and are taking steps to protect our systems and data, including shutting down certain systems. Our investigation is ongoing, and we are working diligently to resolve the matter. The Company will continue to implement measures to secure its business operations and take additional steps as appropriate.”

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About MGM Resorts International

MGM Resorts International (NYSE: MGM) is an S&P 500® global entertainment company with national and international locations featuring best-in-class hotels and casinos, state-of-the-art meetings and conference spaces, incredible live and theatrical entertainment experiences, and an extensive array of restaurant, nightlife and retail offerings. MGM Resorts creates immersive, iconic experiences through its suite of Las Vegas-inspired brands. The MGM Resorts portfolio encompasses 31 unique hotel and gaming destinations globally, including some of the most recognizable resort brands in the industry. The Company’s 50/50 venture, BetMGM, LLC, offers U.S. sports betting and online gaming through market-leading brands, including BetMGM and partypoker, and the Company’s subsidiary LeoVegas AB offers sports betting and online gaming through market-leading brands in several jurisdictions throughout Europe. The Company is currently pursuing targeted expansion in Asia through the integrated resort opportunity in Japan. Through its “Focused on What Matters: Embracing Humanity and Protecting the Planet” philosophy, MGM Resorts commits to creating a more sustainable future, while striving to make a bigger difference in the lives of its employees, guests, and in the communities where it operates. The global employees of MGM Resorts are proud of their company for being recognized as one of FORTUNE® Magazine’s World’s Most Admired Companies®. For more information, please visit us at www.mgmresorts.com. Please also connect with us @MGMResortsIntl on Twitter as well as Facebook and Instagram.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this release that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and/or uncertainties, including those described in the Company’s public filings with the Securities and Exchange Commission. The Company has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. These forward-looking statements involve a number of risks and uncertainties. Examples of these statements include, but are not limited to, additional information regarding the extent of the cybersecurity incident that we may uncover during our ongoing investigation; our ability to assess and remedy the incident; our ability to service our customers following the incident; the compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information resulting in negative consequences such as fines, penalties, or loss of reputation, competitiveness or customers; incremental expenses associated with our on-going assessment of the incident; the nature and scope of any claims, litigation or regulatory proceedings that may be brought against the Company or other affected parties as a result of the incident; the availability of insurance coverage; other legal, reputational and financial risks resulting from this or other cybersecurity incidents and the potential impact of this incident on our revenues, operating expenses, and operating results; and the length and scope of disruptions to our business operations caused by the incident. The forward-looking statements contained in this press release are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that may cause actual results to differ materially include the risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Form 10-K filed with the SEC on February 24, 2023. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

SOURCE: MGM Resorts International

MGM RESORTS CONTACTS:

BRIAN AHERN

Director of Media Relations

media@mgmresorts.com